Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]
16. Income Taxes
LyondellBasell Industries N.V. is tax resident in the United Kingdom pursuant to a mutual agreement procedure determination ruling between the Dutch and United Kingdom competent authorities and therefore subject solely to the United Kingdom corporate income tax system. LyondellBasell Industries N.V. has little or no taxable income of its own because, as a holding company, it does not conduct any operations. Through our subsidiaries, we have substantial operations world-wide. Taxes are paid on the earnings generated in various jurisdictions where our subsidiaries operate, including primarily the U.S., The Netherlands, Germany, France, and Italy.
The Company operates in multiple jurisdictions with complex legal and tax regulatory environments and is subject to taxes in the U.S. and non-U.S. jurisdictions. We monitor tax law changes and the potential impact to our results of operations. There continues to be increased attention on the tax practices of multinational companies, in particular in the U.S. and Europe where we operate. In 2020, the Organization for Economic Cooperation and Development (“OECD”) released Pillar One and Two proposals focused on taxing rights and minimum taxes. Although certain actions have occurred, there continues to be uncertainty as to the enactment and implementation of the OECD’s Pillars One and Two in countries where we operate. With the European Union’s approval of a Pillar 2 Directive in late December 2022, we anticipate local law enactment in 2023 effective no earlier than 2024 inclusive of non-EU countries such as the United Kingdom. While the timing and ultimate impact is still uncertain, we do not expect the impact to be material based on the principles agreed to at this stage. We continue to monitor these and other proposed tax law changes as they could increase our tax liabilities in the future, if enacted.
On August 16, 2022, the U.S. enacted the Inflation Reduction Act (“IRA”) which is intended to address climate change, lower health-care costs and reduce the federal deficit. We are continuing to analyze the provisions included in the IRA and await proposed and final regulations from the Department of the Treasury; however, we do not expect it to have a material impact on our Consolidated Financial Statements.
The Company considered the impact of the CARES Act, enacted March 27, 2020, in the period of enactment. Several of the tax measures favorably impacted our income tax provision in 2020. Based on return filings in 2021, we recorded an overall tax benefit related to the carryback of U.S. tax net operating losses (“NOL”) of approximately $364 million cumulatively. We requested a cash refund of approximately $1.1 billion which has been received; $870 million and $231 million in 2021 and 2022, respectively.
The significant components of the provision for (benefit from) income taxes are as follows:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
Current:
U.S. federal	$250	$669	$(774)
Non-U.S.	205	617	399
State	58	75	1
Total current	513	1,361	(374)
Deferred:
U.S. federal	369	(103)	415
Non-U.S.	(12)	(114)	(76)
State	12	19	(8)
Total deferred	369	(198)	331
Provision for (benefit from) income taxes before tax effects of other comprehensive income	882	1,163	(43)
Tax effects of elements of other comprehensive income:
Pension and post-retirement liabilities	125	67	(10)
Financial derivatives	57	20	(70)
Foreign currency translation	59	45	(30)
Total income tax expense (benefit) in comprehensive income	$1,123	$1,295	$(153)
Since the proportion of U.S. revenues, assets, operating income and associated tax provisions is significantly greater than any other single taxing jurisdiction within the worldwide group, the reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the U.S. statutory federal income tax rate of 21% as opposed to the United Kingdom statutory rate of 19%. Our effective tax rate for the year ended December 31, 2022 is 18.5%.
Our effective income tax rate fluctuates based on, among other factors, changes in pre-tax income in countries with varying statutory tax rates, changes in valuation allowances, changes in foreign exchange gains/losses, the amount of exempt income, changes in unrecognized tax benefits associated with uncertain tax positions and changes in tax laws.
The following table reconciles the expected tax expense (benefit) at the U.S. statutory federal income tax rate to the total income tax provision as calculated:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
Income (loss) before income taxes:
U.S.	$3,289	$3,458	$(456)
Non-U.S.	1,487	3,328	1,842
Total	$4,776	$6,786	$1,386

Income tax at U.S. statutory rate	$1,003	$1,425	$291
Increase (reduction) resulting from:
Non-U.S. income taxed at different statutory rates	27	73	14
Changes in tax laws	—	(6)	(298)
Return to accrual adjustments	16	(179)	(50)
State income taxes, net of federal benefit	60	82	(2)
Exempt income	(213)	(303)	(144)
Uncertain tax positions	(74)	19	97
Other, net	63	52	49
Income tax provision	$882	$1,163	$(43)
Our return to accrual adjustments in 2021 primarily include the tax benefits associated with an election made in 2021 to step-up of certain Italian assets to fair market value retroactively and the impact of certain retroactive elections made with respect to the CARES Act in the U.S.
Our exempt income primarily includes interest income, export incentives, and equity earnings of joint ventures. Interest income earned by certain of our subsidiaries through intercompany financings is taxed at rates substantially lower than the U.S. statutory rate. Export incentives relate to tax benefits derived from elections and structures available for U.S. exports. Equity earnings attributable to the earnings of our joint ventures, when paid through dividends to certain European subsidiaries, are exempt from all or portions of normal statutory income tax rates. We currently anticipate the favorable treatment for interest income, dividends, and export incentives to continue in the near term; however, this treatment is based on current law, which could change.
The deferred tax effects of tax loss, credit and interest carryforwards (“tax attributes”) and the tax effects of temporary differences between the tax basis of assets and liabilities and their reported amounts in the Consolidated Financial Statements, reduced by a valuation allowance where appropriate, are presented below.

	December 31,
Millions of dollars	2022	2021
Deferred tax liabilities:
Accelerated tax depreciation	$2,383	$1,838
Investment in joint venture partnerships	504	525
Inventory	194	192
Operating lease assets	373	423
Other liabilities	123	142
Total deferred tax liabilities	$3,577	$3,120
Deferred tax assets:
Tax attributes	$210	$182
Employee benefit plans	200	339
Operating lease liabilities	399	429
Other assets	133	136
Total deferred tax assets	942	1,086
Deferred tax asset valuation allowances	(66)	(126)
Net deferred tax assets	876	960
Net deferred tax liabilities	$2,701	$2,160

	December 31,
Millions of dollars	2022	2021
Balance sheet classifications:
Deferred tax assets—long-term	$157	$174
Deferred tax liabilities—long-term	2,858	2,334
Net deferred tax liabilities	$2,701	$2,160
Deferred taxes on the unremitted earnings of certain equity joint ventures and subsidiaries of $86 million and $94 million at December 31, 2022 and 2021, respectively, have been provided. The Company intends to permanently reinvest approximately $550 million of our non-U.S. earnings. Repatriation of these earnings to the U.S. in the future could result in a tax impact of approximately $60 million.
At December 31, 2022 and 2021, we had total tax attributes available in the amount of $1,103 million and $943 million, respectively, for which a deferred tax asset was recognized at December 31, 2022 and 2021 of $210 million and $182 million, respectively.
The scheduled expiration of the tax attributes and the related deferred tax assets, before valuation allowance, as of December 31, 2022 are as follows:

Millions of dollars	Tax Attributes	Deferred Tax on Tax Attributes
2023	$12	$1
2024	39	1
2025	18	1
2026	13	1
2027	5	1
Thereafter	336	28
Indefinite	680	177
Total	$1,103	$210
The tax attributes are primarily related to operations in the United States, France, United Kingdom and The Netherlands. The related deferred tax assets by primary jurisdictions are shown below:

	December 31,
Millions of dollars	2022	2021	2020
United States	$84	$25	$25
France	46	26	58
United Kingdom	45	31	30
The Netherlands	13	81	103
Spain	6	—	6
Other	16	19	20
Total	$210	$182	$242
To fully realize these net deferred tax assets, we will need to generate sufficient future taxable income in the countries where these tax attributes exist during the periods in which the attributes can be utilized. Based upon projections of future taxable income over the periods in which the attributes can be utilized and/or temporary differences are expected to reverse, management believes it is more likely than not that $144 million of these deferred tax assets at December 31, 2022 will be realized.
As of each reporting date, we consider the weight of all evidence, both positive and negative, to determine if a valuation allowance is necessary for each jurisdictions’ net deferred tax assets. We place greater weight on historical evidence over future predictions of our ability to utilize net deferred tax assets. We consider future reversals of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences, and taxable income in prior carryback year(s) if carryback is permitted under applicable law, as well as available prudent and feasible tax planning strategies that would, if necessary, be implemented to ensure realization of the net deferred tax asset.
A summary of the valuation allowances by primary jurisdiction is shown below, reflecting the valuation allowances for all the net deferred tax assets, including deferred tax assets for tax attributes and other temporary differences.

	December 31,
Millions of dollars	2022	2021	2020
United Kingdom	$29	$31	$30
France	22	26	26
United States	11	12	14
The Netherlands	3	55	57
Other	1	2	5
	$66	$126	$132
During 2022, we had some reductions in our tax attributes with offsetting valuation allowances which did not impact the effective tax rate.
Tax benefits totaling $271 million, $327 million and $339 million relating to uncertain tax positions were unrecognized as of December 31, 2022, 2021 and 2020, respectively. The following table presents a reconciliation of the beginning and ending amounts of unrecognized tax benefits:

	Year Ended December 31,
Millions of dollars	2022	2021	2020
Balance, beginning of period	$327	$339	$238
Additions for tax positions of current year	22	—	1
Additions for tax positions of prior years	13	20	113
Reductions for tax positions of prior years	(91)	(21)	(12)
Settlements (payments/refunds)	—	(11)	(1)
Balance, end of period	$271	$327	$339
The majority of the uncertain tax positions, if recognized, will affect the effective tax rate. We operate in multiple jurisdictions throughout the world, and our tax returns are periodically audited or subjected to review by tax authorities. We are currently under examination in a number of tax jurisdictions. As a result, there is an uncertainty in income taxes recognized in our financial statements. Positions challenged by the tax authorities may be settled or appealed by us.
During 2022, we accrued a $91 million non-cash tax benefit to our effective tax rate as a reduction for tax positions of a prior year. This benefit was largely due to the expiration of certain statutes of limitations. During 2020, we accrued a $113 million non-cash tax expense to our effective tax rate as an addition for tax positions of prior years.
We are no longer subject to any significant income tax examinations by tax authorities in our principal tax jurisdiction for the years prior to 2005 in Germany, prior to 2014 in Italy and the U.S., and prior to 2019 in The Netherlands, France, and the United Kingdom. It is reasonably possible that, within the next twelve months, due to the settlement of uncertain tax positions with various tax authorities and the expiration of statutes of limitations, unrecognized tax benefits could decrease by up to approximately $100 million.
We recognize interest associated with unrecognized tax benefits in income tax expense. Income tax expense includes expenses of interest and penalties of $1 million, $25 million and $1 million in 2022, 2021 and 2020, respectively.
We had accrued approximately $41 million, $40 million and $16 million for interest and penalties as of December 31, 2022, 2021 and 2020, respectively.